This Lease made as of the 1st day of August, 2005, between

IRVING BELLER and IRVING W. BELLER, with a mailing address of 6866 Huntington Lane, Building 10, Apt. 305, Delray Beach, Florida 33446,

hereinafter referred to as LANDLORD, and WINDOWS AND WALLS UNLIMITED INC., with a place of business at 375 County Road 39, Southampton, New York 11968,

hereinafter jointly, severally and collectively referred to as TENANT.

Witnesseth, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord Suite B containing approximately 600 square feet in the building situate at 375 County Road 39, Southampton, NY

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to be used and occupied by the Tenant as a retail store providing window and wall treatments, wallpaper, upholstering furniture, with all its attendant materials and accessories,

and for no other purpose, for a term to commence on August 1, 2005, and to end on July 31, 2015, unless sooner terminated as hereinafter provided, at the ANNUAL RENT as set forth in paragraph "37" on Rider annexed hereto and made a part hereof.

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THE TENANT JOINTLY AND SEVERALLY COVENANTS:

FIRST.—That the Tenant will pay the rent as above provided.

REPAIRS

SECOND.—That, throughout said term the Tenant will take good care of the demised premises, fixtures and appurtenances, and all alterations, additions and improvements to either; make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs; suffer no waste or injury; give prompt notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State and Local Governments, and of each and every department, bureau and official thereof, and of the New York Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

ORDINANCES AND VIOLATIONS

ENTRY

INDEMNIFY LANDLORD

MOVING INJURY SURRENDER

THIRD.—That the Tenant will not disfigure or deface any part of the building, or suffer the same to be done, except so far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not obstruct, or permit the obstruction of the street or the sidewalk adjacent thereto; will not do anything, or suffer anything to be done upon the demised premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in violation of any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without the prior written consent of Landlord.

NEGATIVE COVENANTS

OBSTRUCTION SIGNS

AIR CONDITIONING

IT IS MUTUALLY COVENANTED AND AGREED, THAT

FIRE CLAUSE

FOURTH.—If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if Landlord shall decide to demolish it or to rebuild it, then or in any of such events Land- ... which notice shall

RE-POSSESSION BY LANDLORD

If the Tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days' period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part or parts thereof for the Landlord's own account, or may, at the Landlord's option, re-let the demised premises or any part or parts thereof as the agent of the Tenant, and receive the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred, and then to the fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

RE-LETTING

WAIVER BY TENANT

REMEDIES ARE CUMULATIVE

In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.

LANDLORD MAY PERFORM

ADDITIONAL RENT

SEVENTH.—If the Tenant shall make default in the performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of which the demised premises are part, for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any instalment of the regular stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other "additional rent" then due.

AS TO WAIVERS

EIGHTH.—The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

COLLECTION OF RENT FROM OTHERS

NINTH.—If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than the Tenant the Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

MORTGAGES

TENTH.—This lease shall be subject and subordinate at all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

IMPROVEMENTS

ELEVENTH.—All improvements made by the Tenant to or upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the term, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

NOTICES

TWELFTH.—Any notice or demand which under the terms of this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

NO LIABILITY

THIRTEENTH.—The Landlord shall not be liable for any failure of water supply or electrical current, sprinkler damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.

NO ABATEMENT

FOURTEENTH.—No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

RULES, ETC.

FIFTEENTH.—The Landlord may prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

SHORING OF WALLS

SIXTEENTH.—In the event that an excavation shall be made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.

VAULT SPACE

SEVENTEENTH.—No vaults or space not within the property line of the building are leased hereunder. Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

EIGHTEENTH.—That during seven months prior to the expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted

THE TENANT FURTHER COVENANTS:

IF A FIRST FLOOR

TWENTY-SECOND.—If the demised premises or any part thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

INCREASED FIRE INSURANCE RATE

TWENTY-THIRD.—If by reason of the conduct upon the demised premises of a business not herein permitted, or if by reason of the improper or careless conduct of any business upon or use of the demised premises, the fire insurance rate shall at any time be higher than it otherwise would be, then the Tenant will reimburse the Landlord, as additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make up" of rate for the building on the demised premises, purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

WATER RENT

TWENTY-FOURTH.—If a separate water meter be installed for the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of all charges which the municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the respective charge according to floor area against all of the rentable floor area in the building (exclusive of the basement) which shall have been occupied during the period of the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as additional rent the Tenant's proportionate part, determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

SEWER

ELECTRIC CURRENT

TWENTY-FIFTH.—That the Tenant will purchase from the Landlord, if the Landlord shall so desire, all electric current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the Tenant.

SPRINKLER SYSTEM

TWENTY-SIXTH.—If there now is or shall be installed in said building a "sprinkler system" the Tenant agrees to keep the appliances thereto in the demised premises in repair and good working condition, and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the State or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term $........................, toward the contract price for sprinkler supervisory service.

SECURITY

TWENTY-SEVENTH.—The sum of .... Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

NUISANCE

TWENTY-EIGHTH.—This lease is granted and accepted on the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

BROKERS COMMISSIONS

TWENTY-NINTH.—The Landlord hereby recognizes as the broker who negotiated and consummated this lease with the Tenant herein, and agrees that if, as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

WINDOW CLEANING

THIRTIETH.—The Tenant agrees that it will not require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York Labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent, as a result of the Tenant's requiring, permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

VALIDITY

THIRTY-FIRST.—The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

EXECUTION & DELIVERY OF LEASE

THIRTY-SECOND.—In order to avoid delay, this lease has been prepared and submitted to the Tenant for signature with the understanding that it shall not bind the Landlord unless and until it is executed and delivered by the Landlord.

EXTERIOR OF PREMISES

THIRTY-THIRD.—The Tenant will keep clean and polished all metal, trim, marble and stonework which are a part of the exterior of the premises, using such materials and methods as the Landlord may direct, and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

PLATE GLASS

THIRTY-FOURTH.—The Landlord shall replace at the expense of the Tenant any and all broken glass in the skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

WAR EMERGENCY

THIRTY-FIFTH.—This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

THE LANDLORD COVENANTS

QUIET POSSESSION

FIRST.—That if and so long as the Tenant pays the rent and "additional rent" reserved hereby, and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

ELEVATOR

HEAT

SECOND.—Subject to the provisions of Paragraph "Fourteenth" above the Landlord will furnish the following respective services: (a) Elevator service, if the building shall contain an elevator or elevators, on all days except Sundays and holidays, from A.M. to P.M. and on Saturdays from A.M. to P.M.; (b) Heat, during the same hours on the same days in the cold season in each year.

And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

RIDER TO LEASE AGREEMENT BETWEEN IRVING BELLER and IRVING W. BELLER, LANDLORD

AND

WINDOWS AND WALLS UNLIMITED INC. TENANT

36. In the event that this Rider shall conflict in any way with the printed form of this Lease Agreement, this Rider shall control.

37. The rental payments due in accordance with this Lease Agreement, shall be in the amounts indicated and payable in accordance with the below schedule of payments. The Landlord acknowledges receipt of the first rental payment on the execution of this lease.

(A) For the period beginning August 1, 2005, and continuing through July 31, 2006, the annual rental shall be in the sum of $13,152.00 and shall be payable in equal monthly installments, each in the sum of $1,096.00, in advance on the first day of each and every month during said period commencing on August 1, 2005 and continuing monthly thereafter.

(B) For the period beginning August 1, 2006, and continuing through July 31, 2007, the annual rental shall be in the sum of $13,344.00 and shall be payable in equal monthly installments, each in the sum of $1,112.00, in advance on the first day of each and every month during said period commencing on August 1, 2006, and continuing monthly thereafter.

(C) For the period beginning August 1, 2007, and continuing through July 31, 2008, the annual rental shall be in the sum of $13,740.00 and shall be payable in equal monthly installments, each in the sum of $1,145.00, in advance on the first day of each and every month during said period commencing on August 1, 2007, and continuing monthly thereafter.

(D) For the period beginning August 1, 2008, and continuing through July 31, 2009, the annual rental shall be in the sum of $14,148.00 and shall be payable in equal monthly installments, each in the sum of $1,179.00, in advance on the first day of each and every month during said period commencing on August 1, 2008, and continuing monthly thereafter.

(E) For the period beginning August 1, 2009, and continuing through July 31, 2010, the annual rental shall be in the sum of $14,568.00 and shall be payable in equal monthly installments, each in the sum of $1,214.00, in advance on the first day of each and every month during said period commencing on August 1, 2009 and continuing monthly thereafter.

(G) For the period beginning August 1, 2011, and continuing through July 31, 2012, the annual rental shall be in the sum of $15,456.00 and shall be payable in equal monthly installments, each in the sum of $1,288.00, in advance on the first day of each and every month during said period commencing on August 1, 2011 and continuing monthly thereafter.

(H) For the period beginning August 1, 2012, and continuing through July 31, 2013, the annual rental shall be in the sum of $15,924.00 and shall be payable in equal monthly installments, each in the sum of $1,327.00, in advance on the first day of each and every month during said period commencing on August 1, 2012 and continuing monthly thereafter.

(I) For the period beginning August 1, 2013, and continuing through July 31, 2014, the annual rental shall be in the sum of $16,596.00 and shall be payable in equal monthly installments, each in the sum of $1,383.00, in advance on the first day of each and every month during said period commencing on August 1, 2013 and continuing monthly thereafter.

(J) For the period beginning August 1, 2014, and continuing through July 31, 2015, the annual rental shall be in the sum of $16,980.00 and shall be payable in equal monthly installments, each in the sum of $1,415.00, in advance on the first day of each and every month during said period commencing on August 1, 2014 and continuing monthly thereafter.

38. In addition and as a supplement to any other provisions contained herein regarding the obligation of the Tenant to provide insurance regarding the leased premises, the following are also required:

(A) The Tenant agrees that during the term of this lease, Tenant, at its sole cost and expense, shall procure, carry and maintain comprehensive general liability insurance, including property damage, insuring Landlord and any of its mortgagees and the Tenant against liability for injury to persons or property occurring in or about the demised premises and its appurtenances (including the adjoining parking and driveway area) arising out of the ownership, maintenance, use or occupancy thereof, with limits of liability of not less than $1,000,000.00 per occurrence and $2,000,000.00 general aggregate for bodily injury, personal injury, death or property damage. Said policy shall name the Landlord as an additional insured.

(B) The Tenant shall purchase and maintain at its cost and expense personal property insurance which policy shall include the personal property, inventory, furniture and fixtures owned by the Tenant and by the Landlord, and shall name the Landlord as an additional insured.

(D) All of the above policies of insurance shall be in form and substance reasonably satisfactory to the Landlord and shall provide by endorsement that any loss shall be payable to the Landlord, Tenant or any mortgagees as their respective interests may appear. The Tenant shall procure and obtain all of such insurance through its own sources. All policies of insurance shall contain a provision requiring at least thirty (30) days prior written notice to Landlord as a condition to cancellation of same. All of the aforesaid policies or certificates thereof (Certificates shall only be delivered if the policy is not yet available and the policy shall be delivered as soon as available), with evidence of payment of premium thereon, shall be delivered to the Landlord prior to the date that Tenant enters into possession and evidence of renewals thereof shall be delivered to the Landlord not later than thirty (30) days prior to the expiration of any policy or policies or renewals thereof. In the event of Tenant's default hereunder, the Landlord may secure or pay the charges for any such policy or policies or renewals or substitutes thereof and charge the Tenant as additional rent therefor which shall be payable upon ten (10) days notice or pursue its other remedies arising out of Tenant's aforesaid default.

(E) The Tenant shall cooperate with the Landlord and any mortgagee in connection with collection of any insurance monies that may be due to the Landlord in the event of loss and shall execute and deliver to Owner, any mortgagee and insurance company, such proofs of loss and other instruments that may be required for the purpose of facilitating the recovery of any such insurance monies. In the event that the Tenant shall fail or neglect so to cooperate or to execute, acknowledge and deliver any such instrument within twenty (20) days after demand therefor, the Landlord, in addition to its remedies as in the case of Tenant's failure to pay fixed rent, may, as the agent or attorney-in-fact of Tenant, without the requirement of the execution of any further documents, execute and deliver any proofs of loss or any other documents as may be required by such insurance companies for the collection of such insurance monies. By execution of this Agreement, the Tenant hereby irrevocably nominates, constitutes and appoints the Landlord as Tenant's proper and legal attorney-in-fact for such purposes.

(F) All proceeds from any applicable policies of insurance required hereunder shall be paid to the insureds in accordance with their respective interests.

(G) If any insurance upon the demised premises which the Landlord carries are increased by reason of the Tenant's use of the demised premises other than the permitted use, the Tenant shall be responsible for said increase and shall pay same as they become due and payable.

within ten (10) days thereafter, or with the next rental payment, and it shall be collectable as rent. Failure by the Tenant to make any of the above described payments shall be deemed a default under the terms of this Lease Agreement and the Landlord shall be entitled to pursue any and all legal remedies available to it.

40. The Tenant shall pay the cost of the removal of garbage and refuse from the leased premises. Tenant further agrees to hold Landlord harmless from any and all liability which may arise from any failure of the Tenant to properly store and contain refuse and garbage and to cause its periodic removal. Tenant further agrees to hold Landlord harmless from any failure on its part to properly comply with any law or regulation regarding same. Tenant agrees that it will not store any supplies, inventory or equipment in the front, rear or side yards of the leased premises.

41. The Landlord shall provide and pay for the water service to the leased premises.

42. The Landlord shall provide and pay for all electric usage, repair, maintenance for the building and parking lot and the security lights in the rear parking area, the alarm systems and all grounds maintenance. The Landlord shall provide snow removal. The Landlord shall bill the Tenant and the Tenant shall pay its [redacted] proportionate share of the snow removal costs. The Landlord agrees to forward a statement to the Tenant indicating the amount due from the Tenant, together with a copy of the bill therefor. Payment shall be due to the Landlord within ten (10) days thereafter, or with the next month's rental payment, and it shall be collectable as rent. Failure by the Tenant to make the above described payment shall be deemed a default under the terms of this Lease Agreement and the Landlord shall be entitled to pursue any and all legal remedies available to it.

5.72%

43. The Landlord shall pay the Town real estate taxes on the leased premises. The Landlord shall bill the Tenant, together with a copy of the tax bill, and the Tenant shall pay its [redacted] proportionate share of any increase over the Town tax base of $12,473.26. Payment shall be due to the Landlord within thirty (30) days thereafter, or with the next month's rental payment, and it shall be collectable as rent. Failure by the Tenant to make any of the above described payments shall be deemed a default under the terms of this Lease Agreement and the Landlord shall be entitled to pursue any and all legal remedies available to it.

5.72%

44. The Landlord shall pay the cost of all structural maintenance, repairs and replacements to the leased premises unless caused by the negligence of Tenant, Tenant's employees, agents or invitees.